Putnam
Research
Fund

SEMIANNUAL REPORT
January 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

Dear Shareholder:

Professional management is a complex process made up of many parts, and Putnam Research Fund is firmly dedicated to the proposition that stock selection is the most important of these components. While there is much that your fund's managers, Tom Bogan and Patrick O'Donnell, do to add value along the way, the real key to your fund's consistent success has been the strength of its stock picks -- which reflect the recommendations of more than 40 research analysts.

For the semiannual period ended January 31, 1998, the collective efforts of this talented group produced results just a few basis points short of the Standard & Poor's 500(registered trademark) Index, 3.22% for fund shares at net asset value versus 3.56% for the index. (Although the fund is not yet available to the public, results at public offering price would have been - 2.73%.) Looking at the most recent 12-month period, the fund returned 24.26% at net asset value (17.10% at public offering price) for the year ended January 31, 1998, compared with 26.91% for the index. Over the fund's two-and-a-half year life, the fund's cumulative returns at net asset value remain ahead of the index as the performance tables on page 6 clearly indicate. Furthermore, in a performance comparison with all 235 capital appreciation funds tracked by Lipper Analytical Services* for the year ended January 31, 1998, your fund's results were well ahead of the 14.48% average for the category. Since Lipper does not track incubated funds, no specific ranking can be provided for the fund.

* DISCIPLINED APPROACH STAYS BALANCED THROUGH MARKET VOLATILITY

The semiannual period just ended encompassed some of the most dramatic volatility seen in the history of the stock market.

*Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Past performance is not indicative of future results. Because of its incubated status, the fund is not part of the Lipper capital appreciation fund universe but its objectives are comparable with funds in this category.

In late October, turmoil throughout Asia's struggling economies and its impact on world currency markets sparked a record selloff in the United States. The Dow Jones Industrial Average lost nearly 900 points in 3 days before investors put aside their anxieties and resumed buying. While the market rebounded within weeks of the correction, it was the large-capitalization stocks that made the quickest recovery. A flight-to-safety and big-is-beautiful mentality prevailed until the closing weeks of the period, when smaller-cap stocks finally joined the rally.

The fund did not alter its investment process during this period of market volatility, however. Stocks were purchased by the fund when the research analysts' assessment of their value was below the stock's market value -- just as they have always been. The team's assessment of value is based on a 5-year model of the company's earnings growth and projected balance sheet. While your managers do occasionally engage in short-term trading, it generally occurs when a stock price moves up to market value sooner than had been expected or if they conclude an assessment was incorrect, rather than as a response to market turbulence.

Furthermore, once prospective investments are targeted, the managers use a sector-representative approach to determine allocations. Rather than making a decision to emphasize a specific sector, such as technology or finance, at a specific time, they use a proprietary quantitative process to weave the recommended stocks into a portfolio whose performance is expected to reflect that of the S&P 500 Index. As individual stocks appreciate or decline, they may sell off part of a position or add to it, but this is simply to maintain the fund's similarity to the index. With this approach, the fund seeks to outperform the index while providing shareholders with a lower level of volatility than would be expected from the index.

Given this strategy, market fluctuations are unlikely to increase your fund's portfolio turnover or have a significant effect on the way it is managed. They may, of course, affect performance to some extent -- for example, the fact that your fund tends to focus its research efforts primarily on large-capitalization stocks certainly contributed to its solid performance over this period.

* TWO KEY HOLDINGS DEMONSTRATE HOW RESEARCH ADDS VALUE

Putnam's research-intensive stock selection process not only helps identify the strongest candidates among better-known stocks but also uncovers potential that may have been overlooked by others on Wall Street. For example, BankAmerica, the largest bank in the western United States, was undervalued at the time of purchase because its financial strength was not readily apparent to investors. Accounting confusion resulting from an earlier merger had created a misunderstanding about the company's true worth. A Putnam analyst looked beyond the surface, realized how well the bank was exploiting the value of its franchises, and concluded that its profit potential was substantial. The resulting buy recommendation led the fund to establish a position in what is now one of its strongest performers.

Cendant Corp., another profitable holding, was created out of the merger of two successful companies. This past June, your fund had purchased stock of CUC International, a direct marketing company specializing in consumer services for membership groups. The company's price had declined following its acquisition of two gaming software companies; however, Putnam analysts perceived that along with the software companies, CUC was also acquiring technology that would enable it to serve members at a lower cost. In August, CUC announced a merger with HFS, a franchising company involved with lodging, travel, and real estate, to form Cendant -- which has since contributed substantially to the fund's performance. Both BankAmerica and Cendant can be considered defensive holdings at present, since their businesses are unlikely to be affected by events in Asia, but as these explanations illustrate, this is not the primary reason they are part of the portfolio.

Looking at the portfolio as a whole, your managers believe that while the impact of the Asian crisis is still unfolding, its effect on the fund's performance is likely to be minimal. Technology stocks in the portfolio have been under some downward pressure in response to it, but they are now showing signs of recovery.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Merck & Co., Inc.
Pharmaceuticals and biotechnology

Intel Corp.
Semiconductors

General Electric Co.
Electronic and electrical equipment

Duke Energy Corp.
Electric utilities

Travelers Group, Inc.
Financial services

Total Corp.  ADR (France)
Oil and gas

NationsBank Corp.
Banks

Southern Co.
Electric utilities

Computer Associates Intl., Inc.
Computer software

Cendant Corp.
Business services

Footnote reads:
These holdings represent 30.6% of net assets as of 1/31/98.
Portfolio holdings will vary over time.

As your fund continues to build its track record and prepare for offering to a broader range of investors, its team of managers and analysts will work together to identify performance potential and balance sector allocations to minimize risk. Meanwhile, my personal thanks for your participation in our incubated funds program, which is invaluable in enabling us to develop new and innovative investment strategies.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of January 31, 1998, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Research Fund is designed for investors seeking capital appreciation primarily through common stock investments.

TOTAL RETURN FOR PERIODS ENDED 1/31/98

                                           Standard & Poor's
                                            500 (registered    Consumer
                             NAV       POP  trademark)Index   Price Index
------------------------------------------------------------------------------
6 months                     3.22%   -2.73%       3.56%          0.69%
------------------------------------------------------------------------------
1 year                      24.26    17.10       26.91           1.57
------------------------------------------------------------------------------
Life of fund
(since 10/2/95)             78.04    67.78       76.59           5.48
Annual average              28.09    24.87       27.61           2.31
------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/98
------------------------------------------------------------------------------
Distributions (number)                         1
------------------------------------------------------------------------------
Income                                      $0.079
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                                    1.310
------------------------------------------------------------------------------
Short-term                                   0.749
------------------------------------------------------------------------------
   Total                                    $2.138
------------------------------------------------------------------------------
Share value:                         NAV              POP
------------------------------------------------------------------------------
7/31/97                           $13.58           $14.41
------------------------------------------------------------------------------
1/31/98                            11.80            12.52
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most current calendar quarter)

                             NAV              POP
------------------------------------------------------------------------------
6 months                    11.93%           5.51%
------------------------------------------------------------------------------
1 year                      32.92           25.29
------------------------------------------------------------------------------
Life of fund
(since 10/2/95)             77.44           67.21
Annual average              29.03           25.67
------------------------------------------------------------------------------
Returns at public offering price reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at net asset value. Performance data represent past results and do not reflect future performance. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Performance data do not take into account any adjustments for taxes payable on reinvested distributions and reflect an expense limitation which is currently in effect. Without the expense limitation, total returns would have been lower.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
January 31, 1998 (Unaudited)


COMMON STOCKS (99.2%) *
NUMBER OF SHARES                                                                                       VALUE

Apparel (1.3%)
------------------------------------------------------------------------------------------------------------
          3,400  Jones Apparel Group, Inc. +                                                   $     147,900

Automotive (0.1%)
------------------------------------------------------------------------------------------------------------
            633  Midas, Inc. +                                                                        10,168

Banks (4.9%)
------------------------------------------------------------------------------------------------------------
          1,900  BankAmerica Corp.                                                                   135,019
            700  Citicorp                                                                             83,300
          5,400  NationsBank Corp.                                                                   324,000
                                                                                              --------------
                                                                                                     542,319

Basic Industrial Products (0.2%)
------------------------------------------------------------------------------------------------------------
          1,900  Hussmann International, Inc. +                                                       25,888

Business Services (3.8%)
------------------------------------------------------------------------------------------------------------
          8,600  Cendant Corp. +                                                                     291,325
          9,010  Officemax, Inc. +                                                                   131,771
                                                                                              --------------
                                                                                                     423,096

Computer Software (3.7%)
------------------------------------------------------------------------------------------------------------
          5,800  Computer Associates International, Inc.                                             308,488
          2,100  Parametric Technology Corp. +                                                       106,575
                                                                                              --------------
                                                                                                     415,063

Computers (1.9%)
------------------------------------------------------------------------------------------------------------
          1,400  IBM Corp.                                                                           138,163
          1,300  Hewlett-Packard Co.                                                                  78,000
                                                                                              --------------
                                                                                                     216,163

Consumer Products (2.7%)
------------------------------------------------------------------------------------------------------------
          2,100  Colgate-Palmolive Co.                                                               153,825
          2,900  Kimberly-Clark Corp.                                                                151,344
                                                                                              --------------
                                                                                                     305,169

Electric Utilities (5.8%)
------------------------------------------------------------------------------------------------------------
          6,200  Duke Energy Corp.                                                                   335,963
         12,800  Southern Co.                                                                        311,200
                                                                                              --------------
                                                                                                     647,163
Electronics and Electrical Equipment (3.1%)
------------------------------------------------------------------------------------------------------------
          4,400  General Electric Co.                                                                341,000

Environmental Control (1.3%)
------------------------------------------------------------------------------------------------------------
          2,200  Browning-Ferris Industries, Inc.                                                     76,038
          2,000  U.S.A. Waste Services, Inc. +                                                        73,500
                                                                                              --------------
                                                                                                     149,538

Farm Equipment (1.2%)
------------------------------------------------------------------------------------------------------------
          2,500  Deere (John) & Co.                                                                  131,875

Financial Services (8.1%)
------------------------------------------------------------------------------------------------------------
            400  American Express Co.                                                                 33,475
          1,700  Associates First Capital Corp.                                                      115,600
          2,700  Franklin Resources, Inc.                                                            120,994
          4,762  MBNA Corp.                                                                          147,920
          1,400  Star Banc Corp.                                                                      77,088
          6,700  Travelers Group, Inc.                                                               331,650
          1,100  Washington Mutual, Inc.                                                              70,675
                                                                                              --------------
                                                                                                     897,402

Food and Beverages (8.4%)
------------------------------------------------------------------------------------------------------------
          2,400  General Mills, Inc.                                                                 178,650
          6,200  Nabisco Holdings Corp. Class A                                                      256,525
          6,500  PepsiCo, Inc.                                                                       234,406
          3,700  Sara Lee Corp.                                                                      201,881
          3,800  Whitman Corp.                                                                        63,175
                                                                                              --------------
                                                                                                     934,637

Health Care Services (1.5%)
------------------------------------------------------------------------------------------------------------
          7,300  HEALTHSOUTH Corp. +                                                                 163,794

Household Products (1.2%)
------------------------------------------------------------------------------------------------------------
          1,800  Clorox Co.                                                                          137,925

Insurance (1.2%)
------------------------------------------------------------------------------------------------------------
          2,400  American General Corp.                                                              135,300

Medical Supplies and Devices (1.0%)
------------------------------------------------------------------------------------------------------------
          2,000  Baxter International, Inc.                                                          115,500

Networking (1.9%)
------------------------------------------------------------------------------------------------------------
          3,600  Ascend Communications, Inc. +                                                       106,425
          3,000  3Com Corp. +                                                                         99,188
                                                                                              --------------
                                                                                                     205,613
Office Equipment (1.8%)
------------------------------------------------------------------------------------------------------------
          2,500  Xerox Corp.                                                                         200,938

Oil and Gas (9.7%)
------------------------------------------------------------------------------------------------------------
          1,776  British Petroleum PLC ADR (United Kingdom)                                          142,635
          2,800  Elf Aquitane S.A. ADR (France)                                                      158,375
          2,500  Ente Nazionale Idrocarburi S.P.A. ADR (Italy)                                       146,563
          3,600  Halliburton Co.                                                                     161,775
          6,308  Total Corp. ADR (France)                                                            327,228
          2,200  Western Atlas, Inc. +                                                               137,088
                                                                                              --------------
                                                                                                   1,073,664

Pharmaceuticals and Biotechnology (10.1%)
------------------------------------------------------------------------------------------------------------
          2,800  Bristol-Myers Squibb Co.                                                            279,125
          3,700  Merck & Co., Inc.                                                                   433,825
          5,900  Pharmacia & Upjohn, Inc.                                                            226,781
          1,200  Warner-Lambert Co.                                                                  180,600
                                                                                              --------------
                                                                                                   1,120,331

Publishing (1.7%)
------------------------------------------------------------------------------------------------------------
          1,600  Gannett Co., Inc.                                                                    96,800
          1,500  Tribune Co.                                                                          91,125
                                                                                              --------------
                                                                                                     187,925

Railroads (0.6%)
------------------------------------------------------------------------------------------------------------
            800  Burlington Northern Santa Fe Corp.                                                   69,400

Retail (3.9%)
------------------------------------------------------------------------------------------------------------
          3,300  Costco Companies, Inc. +                                                            143,138
          3,800  Lowe's Cos., Inc.                                                                   192,138
          1,500  Rite Aid Corp.                                                                       93,656
                                                                                              --------------
                                                                                                     428,932

Satellite Services (1.3%)
------------------------------------------------------------------------------------------------------------
          3,200  PanAmSat Corp. +                                                                    144,400

Semiconductors (7.1%)
------------------------------------------------------------------------------------------------------------
          4,100  Applied Materials, Inc. +                                                           134,531
          5,000  Intel Corp.                                                                         405,000
          4,000  Micron Technology, Inc.                                                             138,500
          2,100  Texas Instruments, Inc.                                                             114,713
                                                                                              --------------
                                                                                                     792,744
Specialty Consumer Products (1.2%)
------------------------------------------------------------------------------------------------------------
          3,200  Mattel, Inc.                                                                        129,600

Telecommunications Equipment (1.7%)
------------------------------------------------------------------------------------------------------------
          1,600  Northern Telecom Ltd. (Canada)                                                       72,200
          2,200  Tellabs, Inc. +                                                                     112,613
                                                                                              --------------
                                                                                                     184,813

Telephone Utilities (3.9%)
------------------------------------------------------------------------------------------------------------
          4,300  Ericsson (L. M.) Telephone Co. ADR Class B, (Sweden)                                166,088
          3,400  SBC Communications, Inc.                                                            264,342
                                                                                              --------------
                                                                                                     430,430

Tools (1.5%)
------------------------------------------------------------------------------------------------------------
          3,500  Black & Decker Manufacturing Co.                                                    168,656

Wireless Communications (1.4%)
------------------------------------------------------------------------------------------------------------
          3,600  Airtouch Communications, Inc. +                                                     157,950
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $9,220,556) ***                                      $   11,035,296
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $11,125,884.

*** The aggregate identified cost on a tax basis is $9,257,705 resulting in gross unrealized appreciation and depreciation of $1,871,031 and $93,440 respectively, or net unrealized appreciation of $1,777,591.

  + Non-income-producing security.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
January 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $9,220,556) (Note 1)                                                   $11,035,296
---------------------------------------------------------------------------------------------------
Cash                                                                                        127,318
---------------------------------------------------------------------------------------------------
Dividends receivable                                                                         13,679
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                        5,198
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              457,998
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    6,565
---------------------------------------------------------------------------------------------------
Total assets                                                                             11,646,054

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                            480,088
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                       26
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 12,949
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    2,607
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                1,526
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                      8
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                    8,843
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       14,123
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           520,170
---------------------------------------------------------------------------------------------------
Net assets                                                                              $11,125,884

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         $ 8,847,129
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                      (985)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                       465,000
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                1,814,740
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                              $11,125,884

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($11,125,884 divided by 942,942 shares)                                                      $11.80
---------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $11.80)*                                              $12.52
---------------------------------------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended January 31, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $371)                                                    $ 71,403
--------------------------------------------------------------------------------------------------
Interest                                                                                       228
--------------------------------------------------------------------------------------------------
Total investment income                                                                     71,631

Expenses:
Compensation of Manager (Note 2)                                                            36,217
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              16,693
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           1,377
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                25
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                 582
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      2,789
--------------------------------------------------------------------------------------------------
Registration fees                                                                              292
--------------------------------------------------------------------------------------------------
Auditing                                                                                    10,418
--------------------------------------------------------------------------------------------------
Legal                                                                                        2,209
--------------------------------------------------------------------------------------------------
Postage                                                                                        276
--------------------------------------------------------------------------------------------------
Other                                                                                           17
--------------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                            (16,509)
--------------------------------------------------------------------------------------------------
Total expenses                                                                              54,386
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (3,785)
--------------------------------------------------------------------------------------------------
Net expenses                                                                                50,601
--------------------------------------------------------------------------------------------------
Net investment income                                                                       21,030
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,199,330
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                              (869,643)
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                    329,687
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $350,717
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                         January 31            July 31
                                                                                               1998*              1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $    21,030        $    68,954
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          1,199,330          1,095,630
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                              (869,643)         2,383,859
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                        350,717          3,548,443
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income                                                                (62,767)           (57,507)
  From net realized gain on investments                                                  (1,635,912)          (434,428)
Increase from capital share transactions (Note 4)                                           965,110          1,833,147
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                    (382,852)         4,889,655

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      11,508,736          6,619,081
----------------------------------------------------------------------------------------------------------------------
End of period (including distribution in excess of
and undistributed net investment income of
$985 and $40,752, respectively)                                                         $11,125,884        $11,508,736
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------
                                                                        Six months
                                                                             ended             Year   For the period
Per-share                                                               January 31            ended     Oct. 2, 1995+
operating performance                                                   (Unaudited)         July 31       to July 31
---------------------------------------------------------------------------------------------------------------------------
                                                                              1998             1997             1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                         $13.58            $9.75            $8.50
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          .03(d)           .10(d)           .09(a)(d)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                            .33             4.52             1.21
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                          .36             4.62             1.30
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                             (.08)            (.09)            (.05)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                               (2.06)            (.70)              --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (2.14)            (.79)            (.05)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                               $11.80           $13.58            $9.75
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                                     3.22*           49.62            15.28*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                             $11,126          $11,509           $6,619
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                      .50*(d)         1.00(d)           .86*(d)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                      .19*(d)          .82(d)           .92*(d)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                       56.44*          119.20            80.74*
---------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid                                                                   $.0232           $.0233           $.0284
---------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note 2).  As a result of such limitation, expenses of the fund for the periods ending January 31, 1998, July 31, 1997 and July 31, 1996, reflect a reduction of $0.02, $0.02 and $0.05 per share, respectively.




Notes to financial statements
January 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Research Fund ("the fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value, following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended January 31, 1998, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter. Effective April 1, 1997, the base fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3%, subject to a maximum increase or decrease of 0.07% of average net assets. There was no such adjustment as of January 31, 1998.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1998, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. and payments under the trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 1998, fund expenses were reduced by $3,785 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35% of the fund's average net assets. The fund is not currently making any payments pursuant to the Plan.

For the six months ended January 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received no net commissions from the sales of shares of the fund.

Note 3
Purchase and sales of securities

During the six months ended January 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $6,056,690 and $6,785,207, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At January 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                         January 31, 1998
------------------------------------------------------------
                                     Shares           Amount
------------------------------------------------------------
Shares sold                          91,841       $1,214,386
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       149,268        1,698,679
------------------------------------------------------------
                                    241,109        2,913,065

Shares
repurchased                        (145,595)      (1,947,955)
------------------------------------------------------------
Net increase                         95,514         $965,110
------------------------------------------------------------

                                             Year ended
                                          July 31, 1997
------------------------------------------------------------
                                     Shares           Amount
------------------------------------------------------------
Shares sold                         372,818       $4,217,387
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        46,401          491,935
------------------------------------------------------------
                                    419,219        4,709,322

Shares
repurchased                        (250,784)      (2,876,175)
------------------------------------------------------------
Net increase                        168,435       $1,833,147
------------------------------------------------------------

At January 31, 1998, Putnam Investments, Inc. owned 648,893 shares of the fund (68.8% of shares outstanding), valued at $7,656,937.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas R. Bogan
Vice President and Fund Manager

Patrick O'Donnell
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.


40528-2AQ   3/98